UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2005

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2005, Enesco Group, Inc. entered into a letter agreement that amends the Eighth Amendment to Enesco’s existing U.S. credit facility, which is effective as of July 27, 2005. The letter extends the Inventory Advance Decrease Date of Enesco’s eligible inventory from July 31, 2005 to August 31, 2005.

The letter agreement is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 28, 2005, Enesco Group, Inc. announced the Company recently has learned from Tatum CFO Partners, LLC that Tatum partner, David Harbert is no longer available to perform the full duties of Enesco’s Interim Chief Financial Officer. At this time, Tatum is unable to offer any suitable interim Chief Financial Officer candidate to replace Mr. Harbert. Therefore, Enesco is terminating the relationship with Mr. Harbert, effective today, which contractually terminates the relationship with Tatum.

Today, Enesco is promoting its Corporate Controller, Anthony G. Testolin, age 43, to Chief Accounting Officer.

Prior to joining Enesco in May 2005, Mr. Testolin, a CPA, was Chief Financial Officer for Black Dot Graphics, Inc. from 2000 to 2005. Mr. Testolin was Vice President of Finance, from 1998 to 2002, and from 1997 to 1998, Corporate Controller, from 1997 to 1998, for Seven Worldwide, Inc. Black Dot Graphics, Inc. and Seven Worldwide. Inc. are both subsidiaries of Applied Graphics Technologies, Inc. Prior to 1997, he held various financial and accounting management positions at Hyatt Hotels Corporation, Ball Horticultural Company and Arthur Andersen.

There is no arrangement or understanding between Mr. Testolin and any other person pursuant to which Mr. Testolin was appointed as the Chief Accounting Officer of Enesco. There are no relationships or related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release announcing Enesco’s Chief Accounting Officer appointment and its change to the Interim Chief Financial Officer position is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Letter agreement, dated as of July 27, 2005 to Eighth Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 7, 2005, by and among Enesco Group, Inc., Fleet National Bank and LaSalle Bank, N.A.

99.2 Press Release, dated July 28, 2005, announcing Chief Accounting Officer appointment and change to the Interim Chief Financial Officer position.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

July 28, 2005	By:	/s/ Cynthia Passmore-McLaughlin

Name: Cynthia Passmore-McLaughlin
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99..1	Letter agreement, dated as of July 27, 2005 to the Eighth Amendment to Second Amended and Restated Senior Revolving Credit Agreement, dated as of July 7, 2005, by and among Enesco Group, Inc., certain of its subsidiaries, Fleet National Bank and LaSalle Bank, N.A.
99..2	Press Release, dated July 28, 2005, announcing Chief Accounting Officer appointment and change to the Interim Chief Financial Officer position.